PUGET TECHNOLOGIES, INC.
Consent in Lieu of Special Meeting of Stockholders

THE UNDERSIGNED, being the holders of a majority of the voting capital stock, $0.001 of Puget Technologies, Inc., a publicly held Nevada corporation (the "Corporation") subject to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); at the recommendation of all the duly elected and serving members of its board of directors (the "Board") and pursuant to authority granted under Nevada Revised Statutes Sections 78.0704, 78.390 and 78.403, hereby take the following actions and adopt the following resolutions:

WITNESSETH:

WHEREAS, as a result of prior errors and inconsistencies in amendments to the Corporation's Articles of Incorporation they have become confusing and unwieldy and Qest Consulting Group, Inc., a Colorado corporation with offices in Denver, Boca Raton and Manizales ("Qest"), one of the Corporation's stockholders and creditors as well its strategic consultant has recommended that they be immediately reconciled and updated through amendment and restatement in compliance with the Corporate laws of the State of Nevada and in pursuit thereof, has provided the Corporation with recommended amended and restated articles of incorporation; and

WHEREAS, after reviewing the Qest recommendation with respect to amending and restating the Corporation's articles of incorporation, the Corporation's Board of Directors, in a special meeting held by video conference, waiving notice, has adopted such recommendations and is hereby submitting them for ratification by the Corporation's stockholders; and

WHEREAS, the Corporation's stockholders have reviewed the proposed amended and restated articles of incorporation and found them both appropriate and necessary in conjunction with the Corporation's ongoing attempts at revitalization; **NOW THEREFORE, BE IT**

RESOLVED, that the Corporation's articles of incorporation be immediately amended and restated in the manner set forth in the draft certificate of amendment and restatement heretofore circulated among the signatories hereto, a copy of which the Corporation's secretary is hereby directed to file among the Corporation's records and as an exhibit to this written consent in lieu of meeting in the Corporation's minute book; **and be it Further**

Resolved, that that the Officers of this Corporation are hereby authorized, empowered and directed to take all actions on behalf of the Corporation necessary or desirable to effect the foregoing.

For purposes of determining the number of votes required to adopt this instrument as an act of the shareholders of this Corporation, the following facts are relevant:

I: There are currently 4,990,000,000 shares of common stock, $0.001, par value, authorized, each share thereof being entitled to one vote per share (the "Common Stock") at meetings of the Corporation's shareholders, but the amount currently issued and outstanding is unknown to the Corporation due to a debt owed by the Corporation to its transfer agent: Issuer Direct Corporation, with offices at One Glenwood Ave, Suite 1001, Raleigh, NC 27603; *consequently*, for purposes of determining the required number of votes required to authorize action by the Corporation's shareholders it will be assumed that 2,290,000,000 authorized shares of Common Stock are outstanding (the shares authorized prior to a very recent amendment to the

Corporation's authorized capitalization) and that all holders of Common Stock not joining in the execution of this instrument might have voted against the proposals hereby adopted;

II: There are currently 10,000,000 shares of the Corporation's preferred stock, $0.001, par value authorized with attributes to be designated from time to time by the Board of Directors, of which 500,000 have been designated Series A-Super Voting Preferred Stock, each share thereof being entitled to ten thousand votes per share at meetings of the Corporation's shareholders, all of which are currently issued and outstanding representing 5,000,000,000 votes, all of which are being cast pursuant to this instrument in favor of the proposals hereby adopted; and further

There are currently 3,000,000 shares of the Corporation's preferred stock, $0.001, par value authorized with attributes to be designated from time to time by the Board of Directors which have been designated as Class B Convertible Preferred Share, each entitled to 1,000 times the votes allocated to each share of Common Stock representing 3,000,000,000 votes, all of which are being cast pursuant to this instrument in favor of the proposals hereby adopted.

III: By virtue of the foregoing, all of the following proposals have been adopted with a quorum present of 8,189,790,344 of the 10,990,000,000 possible votes, with 8,189,790,344 voting in favor and no actual votes against, although a possible 2,800,209,656 votes might have been cast against the following proposals, had they been present and voting, thus, all proposals are deemed carried.

DONE, effective as of the 29th day of October, 2020.

CAPITAL STOCKHOLDERS

Qest Consulting Group, Inc., a Colorado corporation and the holder of 184,756,228 shares of Common Stock; of 10,000,000 shares of the Corporation's Series A Super Voting Preferred Stock, each entitled to ten thousand votes per share at all meetings or in conjunction with all actions by the Corporation's shareholders; and, of 2,366,482 shares of the Class B Convertible Preferred Stock, each entitled to 1,0000 votes per share at all meetings or in conjunction with all actions by the Corporation's shareholders, an aggregate of 7,551,238,228 votes, by Hermann Burckhardt, its duly elected and serving president

Alpere, Inc., a Colorado corporation and the holder of 5,034,116 shares of Common Stock and 633,518 shares of the Class B Convertible Preferred Stock entitled to 633,518,000 votes and thus entitled to an aggregate of 638,552,116 votes, by Patrick A Hall, its duly elected and serving president

Corporation's authorized capitalization) and that all holders of Common Stock not joining in the execution of this instrument might have voted against the proposals hereby adopted;

II: There are currently 10,000,000 shares of the Corporation's preferred stock, $0.001, par value authorized with attributes to be designated from time to time by the Board of Directors, of which 500,000 have been designated Series A-Super Voting Preferred Stock, each share thereof being entitled to ten thousand votes per share at meetings of the Corporation's shareholders, all of which are currently issued and outstanding representing 5,000,000,000 votes, all of which are being cast pursuant to this instrument in favor of the proposals hereby adopted; and further

There are currently 3,000,000 shares of the Corporation's preferred stock, $0.001, par value authorized with attributes to be designated from time to time by the Board of Directors which have been designated as Class B Convertible Preferred Share, each entitled to 1,000 times the votes allocated to each share of Common Stock representing 3,000,000,000 votes, all of which are being cast pursuant to this instrument in favor of the proposals hereby adopted.

III: By virtue of the foregoing, all of the following proposals have been adopted with a quorum present of 8,189,790,344 of the 10,990,000,000 possible votes, with 8,189,790,344 voting in favor and no actual votes against, although a possible 2,800,209,656 votes might have been cast against the following proposals, had they been present and voting, thus, all proposals are deemed carried.

DONE, effective as of the 29th day of October, 2020.

CAPITAL STOCKHOLDERS

Qest Consulting Group, Inc., a Colorado corporation and the holder of 184,756,228 shares of Common Stock; of 10,000,000 shares of the Corporation's Series A Super Voting Preferred Stock, each entitled to ten thousand votes per share at all meetings or in conjunction with all actions by the Corporation's shareholders; and, of 2,366,482 shares of the Class B Convertible Preferred Stock, each entitled to 1,0000 votes per share at all meetings or in conjunction with all actions by the Corporation's shareholders, an aggregate of 7,551,238,228 votes, by Hermann Burckhardt, its duly elected and serving president

Alpere, Inc., a Colorado corporation and the holder of 5,034,116 shares of Common Stock and 633,518 shares of the Class B Convertible Preferred Stock entitled to 633,518,000 votes and thus entitled to an aggregate of 638,552,116 votes, by Patrick A Hall, its duly elected and serving president

The foregoing representing a majority of more than two thirds of the Corporation's voting capital stock issued and outstanding.

THE FOREGOING IS HEREBY CERTIFIED as being the true, accurate and complete minutes of the special meeting of Corporation's stockholders held by written consent in lieu of meeting, as permitted by Nevada Revised Statutes Section 78.0704, on the 29th day of October, 2020.

{Corporate Seal}

By: ______________________
Hermann Burckhardt, President

Attest: ______________________
Thomas Jaspers, Secretary